SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 13, 2007 (June 7, 2007)

CHEMBIO DIAGNOSTIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosures.

(a)	On June 7, 2007 the Registrant issued the press release titled “Chembio Issued USDA License to Manufacture and Market Prima TB STAT-PAK Assay” included herein as Exhibit 99.1.

(b)
On June 13, 2007 the Registrant issued the press release titled “Chembio Issued U.S. Patent for Universal Rapid Test & Method in Detection of Tuberculosis in Multiple Host Species” included herein as Exhibit 99.2.

ITEM 9.01. Financial Statements and Exhibits

(c)           Exhibits.

99.1	Press Release titled “Chembio Issued USDA License to Manufacture and Market Prima TB STAT-PAK Assay” issued June 7, 2007.
99.2	Press Release titled “Chembio Issued U.S. Patent for Universal Rapid Test & Method in Detection of Tuberculosis in Multiple Host Species” issued June 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 13, 2007                                                           Chembio Diagnostics, Inc.

By:     /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer